Prepayments (Tables)	12 Months Ended
Dec. 31, 2023
Prepayments [Abstract]
Schedule of Prepayments
	December 31, 2022	December 31, 2023
	RMB	RMB
Short-term prepayments
Advance to suppliers for services and inventories(1)	254,493,399	77,950,037
Long-term prepayments
Prepayment for educational content	151,779,105	8,815,919
(1)

Short-term prepayments represent advance to suppliers for purchasing services or inventories. In 2023, the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries entered into several IT equipment procurement agreements with third party suppliers in the total contract amount of RMB 344.45 million, pursuant to which the Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries prepaid cash in an aggregated of RMB 254.5 million, or 74% of the total contract amount to these suppliers. The Company, its wholly-owned subsidiaries, VIE and VIE’s subsidiaries purchased these IT equipment for purpose of 27 IT solution services projects. Subsequently, as of the date of this report, IT equipment associated with 23 projects with value of RMB 344.45 million were delivered and RMB 305 million prepayments were settled.

(2)	As of December 31, 2023, the Company reviewed the long-term prepayments for educational content. The Company expected that these educational contents would be outdated when they are delivered. The cash flows generated from subscription for these educational contents may not cover the purchase price. Accordingly, the Company charged impairment of RMB 155,307,333 against long-term prepayments.